SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): October 7, 2003

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                 --------------
                 (State or Other Jurisdiction of Incorporation)


      1-13290                                            95-4479735
     ----------                                        --------------
(Commission File Number)                    (IRS Employer Identification Number)


                     11100 Santa Monica Boulevard, Suite 300
                          Los Angeles, California 90025
                      -------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's telephone number, including area
                               code: 310-479-5200

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           Index of Exhibits on Page 3



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Item 5. Other Events and Regulation FD Disclosure

     On October 7, 2003, The Sports Club Company, Inc. opened its latest location, The Sports Club/LA in Beverly Hills, California. The Club, a two-story 40,000 square foot luxury sports and fitness complex located in the heart of the Beverly Hills retail and commercial district, offers a state-of-the-art environment, including a 10,000 square foot fully equipped weight training gym, a 4,000 square foot cardiovascular area with 100 pieces of cardiovascular training equipment, a Flexibility Center, a Performance Center for functional training, four group exercise studios offering class selections including BodyMind, REV(TM), group cycling, Pilates, dance, body sculpting, boxing, muscle conditioning and more, Oliver Bar and Lounge, and The Sports Club/LA Splash(TM) cityspa offering the best in day spa destination, spa treatments and services.


     All statements in this report other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this report. The forward looking statements speak only as of the date of this report, and the Company expressly disclaims any obligation to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or in any events, conditions or circumstances on which any such forward looking statement is based.

Item 7. Financial Statements and Exhibits


(a)  Financial Statements

     Not Applicable



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(b)  Pro Forma Financial Information

     Not Applicable



(c)  Exhibits

     99.1 Company Press Release dated October 8, 2003.



                  [Remainder of Page Intentionally Left Blank]


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 9, 2003                      THE SPORTS CLUB COMPANY, INC.



                                            By:   /s/  Timothy M. O'Brien
                                               --------------------------------
                                                       Timothy M. O'Brien
                                                        Chief Financial Officer



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                                                                   EXHIBIT 99.1


                                  NEWS RELEASE


For Immediate Release                              CONTACT: Rex A. Licklider
                                                   Co-Chief Executive Officer
                                                   The Sports Club Company, Inc.
                                                   (310) 479-5200

                     THE SPORTS CLUB COMPANY, INC. ANNOUNCES
                                 THE OPENING OF
                       THE SPORTS CLUB/LA IN BEVERLY HILLS

LOS ANGELES, CA (October 8, 2003) - The Sports Club Company, Inc. (AMEX:SCY) today announced the opening of its latest location, The Sports Club/LA in Beverly Hills, California. The Club, a two-story 40,000 square foot luxury sports and fitness complex located in the heart of the Beverly Hills retail and commercial district, offers a state-of-the-art environment, including a 10,000 square foot fully equipped weight training gym, a 4,000 square foot cardiovascular area with 100 pieces of cardiovascular training equipment, a Flexibility Center, a Performance Center for functional training, four group exercise studios offering class selections including BodyMind, REV(TM), group cycling, Pilates, dance, body sculpting, boxing, muscle conditioning and more, Oliver Bar and Lounge, and The Sports Club/LA Splash(TM) cityspa offering the best in day spa destination, spa treatments and services.

"The Sports Club/LA-Beverly Hills will serve the affluent Beverly Hills market and extend our reach on the greater Westside of Los Angeles. Due to its lower operating costs and a tremendous market response, we expect this Club to generate positive cash flow virtually from its first quarter of operation. This Club may well be the model for future development for the Company," stated Rex Licklider, Co-Chief Executive Officer.

This press release contains forward-looking statements under the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such statements include the words "will," "expects," "anticipates," "believes," "estimates," "intends," "plans" and similar expressions. Such forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that could cause actual results to be

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materially different from those currently anticipated. Such factors are outlined in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

The Sports Club Company, based in Los Angeles, California, currently owns and operates nine luxury sports and fitness complexes nationwide, including its flagship property The Sports Club/LA in Los Angeles.

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